UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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PTC THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 10, 2014.

PTC THERAPEUTICS, INC.

PTC THERAPEUTICS, INC.

100 CORPORATE COURT

SOUTH PLAINFIELD, NJ 07080

Meeting Information

Meeting Type:                                      Annual Meeting

For holders as of:                    April 15, 2014

Date:  June 10, 2014

Time:  10:00 a.m., Eastern Time

Location:	Embassy Suites
121 Centennial Ave
Piscataway Township, NJ 08854

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares.  You can vote only by following the instructions on the reverse side. This communication presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice for instructions on how to obtain proxy materials and how to vote.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT             2013 ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow à XXXX   XXXX   XXXX (located on the following page) and visit: www.proxyvote.com.

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1) BY INTERNET:                             www.proxyvote.com

2) BY TELEPHONE:                1-800-579-1639

3) BY E-MAIL*:                                        sendmaterial@proxyvote.com

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— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you are a registered stockholder (that is, you hold these shares in your name), you must present valid identification to vote at the meeting. If you hold these shares in street name (that is, in the name of the brokerage firm or bank holding the securities account in which these shares are held), you will need to obtain a “legal proxy” from the holder of record to vote at the meeting.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrowà XXXX   XXXX   XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR each of the following director nominees:

1.                                      Election of Directors

01)                              Stuart W. Peltz, Ph.D.

02)                              Jerome B. Zeldis, M.D., Ph.D.

03)                              Ronald C. Renaud, Jr.

The Board of Directors recommends you vote FOR proposal 2:

2.                                      Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014

NOTE: To transact any other business that may be properly brought before the meeting or any adjournment or postponement of the meeting.